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                                                                   EXHIBIT 10.40

                     LOAN DOCUMENTS MODIFICATION AGREEMENT

         THIS LOAN DOCUMENTS MODIFICATION AGREEMENT (hereinafter referred to as this "Amendment") is made and entered into as of the 11th day of May, 2001, by and among SOUTHTRUST BANK, an Alabama banking corporation (hereinafter referred to as "Lender"), and SUBURBAN LODGES OF AMERICA, INC., a Georgia corporation, SUBURBAN HOLDINGS, L.P., a Georgia limited partnership and SUBURBAN CONSTRUCTION, INC., a Georgia corporation (hereinafter collectively referred to as "Borrower").

                              BACKGROUND STATEMENT

         Borrower and Lender are parties to (i) that certain Non-Revolving Draw-Down Term Note dated September 27, 2000, made by Borrower to the order of Lender in the original principal amount of Ten Million and No/100 Dollars ($10,000,000.00) (hereinafter referred to as the "Term Note", and the loan evidenced thereby as the "Term Loan"); (ii) that certain Amended and Restated Line of Credit Note dated September 27, 2000, made by Borrower to the order of Lender in the original principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00) (hereinafter referred to as the "Line of Credit Note", and the loan evidenced thereby as the "Line of Credit Loan", the Line of Credit Note and the Term Note hereinafter collectively referred to as the "Note" and the loans evidenced thereby as the "Loan"). The Note is secured by (a) that certain Mortgage, Assignment of Rents and Security Agreement from Borrower to Lender, dated February 18, 2000, recorded as Document No. 1680514, in the Records of the County Recorder of Dakota County, Minnesota, as modified by that certain First Modification to Security Deed dated September 27, 2000, recorded as Document No. 1722211, aforesaid records (hereinafter referred to as the "Dakota Security Deed"), (b) that certain Mortgage, Assignment of Rents and Security Agreement from Borrower to Lender, dated February 18, 2000, recorded as
Document No. 1488409, in the Records of the County Recorder of Anoka County, Minnesota, as modified by that certain First Modification to Security Deed dated September 27, 2000, recorded as Document No. 1527507, aforesaid records (hereinafter referred to as the "Anoka Security Deed"), (c) that certain Mortgage, Assignment of Rents and Security Agreement from Borrower to Lender, dated February 18, 2000, recorded at Clerk's File No. 2000-0032600, in the Records of the County Clerk of Bexar County, Texas, as modified by that certain First Modification to Security Deed dated September 27, 2000, recorded at Clerk's File No. 2000-0170867, aforesaid records (hereinafter referred to as the "Bexar Security Deed"), (d) that certain Mortgage, Assignment of Rents and Security Agreement from Borrower to Lender, dated February 18, 2000, recorded at Clerk's File No. 905707, in the Records of the County Clerk of Dallas
County, Texas as modified by that certain First Modification to Security Deed dated September 27, 2000, recorded at Clerk's File No. 1155751, aforesaid records (hereinafter referred to as the "Dallas Security Deed"), (e) that certain Mortgage, Assignment of Rents and Security Agreement from Borrower to Lender, dated February 18, 2000, recorded at Clerk's File No. 2000-0012575 in the Records of the County Clerk of El Paso County, Texas as modified by that certain First Modification to Security Deed dated September 27, 2000, recorded at Clerk's File No. 20000071649, aforesaid records (hereinafter referred to as the "El Paso Security Deed"), (f) that certain Tennessee Deed of Trust Assignment of Rents and Leases and Security Agreement from Borrower to Lender, dated February 18, 2000, recorded as Instrument No. 200000022400189, in Book 5542, Page 944 in the Public Records of Hamilton County, Tennessee as modified by that certain First Modification to Security Deed dated September 27, 2000, recorded as Instrument No. 20000101600383, aforesaid records (hereinafter referred to as the "Tennessee Security Deed"), (g) that certain Mortgage, Assignment of Rents and Security Agreement from Borrower to Lender, dated February 18, 2000, recorded as Document No. R2000-027503, in the Public Records of Dupage County, Illinois as modified by that certain First Modification to Security Deed dated September
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27, 2000, recorded as Document No. R2000-153061, aforesaid records (hereinafter referred to as the "Dupage Security Deed"), (h) that certain Mortgage, Assignment of Rents and Security Agreement from Borrower to Lender, dated November 8, 2000, recorded as Document No. 2000-1115, in the Public Records of Cook County, Illinois (hereinafter referred to as the "Cook Security Deed"),
(i) that certain Mortgage, Assignment of Rents and Security Agreement from Borrower to Lender, dated February 18, 2000, recorded as Instrument No. 200002230035892, in the Records of the County Recorder of Franklin County,
Ohio, as modified by that certain First Modification to Security Deed dated September 27, 2000, recorded as Instrument No. 200010020199082, aforesaid records (hereinafter referred to as the "Ohio Security Deed;" the Ohio Security Deed, the Cook Security Deed, the Dupage Security Deed, the Dakota Security Deed, the Anoka Security Deed, the Bexar Security Deed, the Tennessee Security Deed, the Dallas Security Deed, and the El Paso Security Deed hereinafter collectively referred to as the "Security Deed"), and (j) all of the "Loan Documents," as that term is defined in the Security Deed. Certain obligations of Borrower are contained in a Amended and Restated Loan Agreement by and between Borrower and Lender dated September 27, 2000 (hereinafter referred to as the "Loan Agreement") as subsequently amended herein and from time to time. Borrower and Lender have agreed to amend the Loan Agreement and all of the other Loan Documents, and the parties hereto are entering into this Amendment to evidence their agreements.


                                   AGREEMENT

     FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00), the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender do hereby agree as follows:

          1. Ratification; Expenses. Except as herein expressly modified or amended, all the terms and conditions of the Note are hereby ratified, affirmed, and approved. In consideration of Lender agreeing to amend the Loan Agreement, the Term Note and the Line of Credit Note, Borrower agrees to pay all fees and expenses incurred in connection with this Amendment.

          2. Modification of Loan Agreement. As of the date hereof, Borrower hereby reaffirms and restates each and every covenant, warranty and representation set forth in the Loan Agreement except as modified herein. In addition, Borrower and Lender hereby acknowledge and agree to the following modifications of the Loan Agreement:

          (a)  The definition of "Suburban Debt Service Coverage Ratio" in
Article 101 of the Loan Agreement is hereby deleted in its entirety, and is replaced by the following definition of "Suburban Debt Service Coverage Ratio:"

     ""Suburban Debt Service Coverage Ratio" shall mean, as of any particular date and with respect to Suburban, net income after taxes, plus depreciation, plus amortization, plus interest, less dividends, divided by current maturities of all long-term debt payments, excluding any principal amounts due under this Agreement, plus interest. Notwithstanding anything herein to the contrary, this definition shall exclude (i) any write-downs which may or may not be made from losses arising in connection with the investment in HotelTools, Inc., as permitted pursuant to that certain June 27, 2000 consent letter by Lender to Borrower, and (ii) any first (1st) quarter 2001 write-downs relating to losses incurred in connection with undeveloped sites."
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         (b)  Section 507(c) Minimum Tangible Net Worth of the Loan Agreement is
hereby deleted in its entirety, and is replaced by the following Section 507(c) Minimum Tangible Net Worth:

         "Minimum Tangible Net Worth: Suburban shall maintain a Tangible Net Worth of no less than $160,000,000.00."

     3. Modification of Loan Documents: As of the date hereof, Borrower hereby reaffirms and restates each and every warranty and representation set forth in the Loan Documents. All references in the Loan Documents to the Loan Agreement shall hereafter refer to the Loan Agreement as herein amended.

     4. No Defenses; Release. For purposes of this Paragraph 4, the terms "Borrower Parties" and "Lender Parties" shall mean and include Borrower and Lender, respectively, and each of their respective predecessors, successors and assigns, and each past and present, direct and indirect, parent, subsidiary and affiliated entity of each of the foregoing, and each past and present employee, agent, attorney-in-fact, attorney-at-law, representative, officer, director, shareholder, partner and joint venturer of each of the foregoing, and each heir, executor, administrator, successor and assign of each of the foregoing; references in this paragraph to "any" of such parties shall be deemed to mean "any one or more" of such parties; and references in this sentence to "each of the foregoing" shall mean and refer cumulatively to each party referred to in this sentence up to the point of such reference. Each Borrower hereby acknowledges, represents and agrees: that each Borrower has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Security Deed, Assignment of Rents or any amendments thereto, the Note, and the other Loan Documents or the indebtedness evidenced and secured thereby, or with respect to any other documents or instruments now or heretofore evidencing, securing or in any way relating to the Loan, or with respect to the administration or funding of the Loan or the development, operation or financing of the "Premises" (as said term is defined in the Security Deed) or with respect to any other transaction, matter or occurrence between any of the Borrower Parties and any Lender Parties or with respect to any acts or omissions of any Lender Parties (all of said defenses, setoffs, claims, counterclaims or causes of action being hereinafter referred to as "Loan Related Claims"); that, to the extent that either Borrower may be deemed to have any Loan Related Claims, each Borrower does hereby expressly waive, release and relinquish any and all such Loan Related Claims, whether or not known to or suspected by Borrower; that Borrower shall not institute or cause to be instituted any legal action or proceeding of any kind based upon any Loan Related Claims; and that each Borrower shall indemnify, hold harmless and defend all Lender Parties from and against any and all Loan Related Claims and any and all losses, damages, liabilities, costs and expenses suffered or incurred by any Lender Parties as a result of any assertion or allegation by any Borrower Parties of any Loan Related Claims or as a result of any legal action related thereto. Borrower hereby reaffirms and restates, as of the date hereof, all covenants, representations and warranties set forth in the Loan Documents.

     5. No Novation. Borrower and Lender hereby acknowledge and agree that this Amendment shall not constitute a novation of the indebtedness evidenced by the Loan Documents, and further that the terms and provisions of the Loan Documents shall remain valid and in full force and effect except as may be hereinabove modified and amended.

         6. No Waiver or Implication. Borrower hereby agrees that nothing herein shall constitute a waiver by Lender of any default, whether known or unknown, which may exist under the Note or any other Loan Documents. Borrower hereby further agrees that no action, inaction or agreement by Lender,
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including, without limitation, any extension, indulgence, waiver, consent or agreement of modification which may have occurred or have been granted or entered into (or which may be occurring or be granted or entered into hereunder or otherwise) with respect to nonpayment of the Loan or any portion thereof, or with respect to matters involving security for the Loan, or with respect to any other matter relating to the Loan, shall require or imply any future extension, indulgence, waiver, consent or agreement by Lender. Borrower hereby acknowledges and agrees that Lender has made no agreement, and is in no way obligated, to grant any future extension, indulgence, waiver or consent with respect to the Loan or any matter relating to the Loan.

         7. No Release of Collateral. Borrower further acknowledges and agrees that this Agreement shall in no way occasion a release of any collateral held by Lender as security to or for the Loan, and that all collateral held by Lender as security to or for the Loan shall continue to secure the Loan.

         8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, whether voluntary by act of the parties or involuntary by operation of law.

         9. Cross References. All references in any of the Loan Documents to any of the Loan Documents shall hereafter include the modifications to the Loan Documents set forth herein.

         IN WITNESS WHEREOF, this Amendment has been duly executed under seal by Borrower and Lender as of the day and year first above written.


                                  BORROWER:

                                  SUBURBAN LODGES OF AMERICA, INC.,
                                  a Georgia corporation

                                  By: /s/ Paul A. Criscillis, Jr.
                                      ------------------------------------
                                      Paul A. Criscillis, Jr.,
                                      Chief Financial Officer


(CORPORATE SEAL)           Address:    300 Galleria Parkway, Suite 1200
                                       Atlanta, Georgia 30337
                                       Attn.: Chief Financial Officer

                           Copy to:    300 Galleria Parkway, Suite 1200
                                       Atlanta, Georgia 30337
                                       Attn.: Corporate Secretary

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

                                  SUBURBAN CONSTRUCTION, INC., a
                                  Georgia corporation












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                                        By: /s/ Paul A. Criscillis, Jr.
                                            ------------------------------------
                                            Paul A. Criscillis, Jr.
                                            Chief Financial Officer


(CORPORATE SEAL)           Address:     300 Galleria Parkway, Suite 1200
                                        Atlanta, Georgia 30337
                                        Attn: Chief Financial Officer


                           Copy to: 300 Galleria Parkway, Suite 1200 Atlanta, Georgia 30337
                                        Attn: Corporate Secretary


                                        SUBURBAN HOLDINGS, L.P., a
                                        Georgia limited partnership

                                        By:  Suburban Management, Inc., its
                                             General Partner


                                        By: /s/ Paul A. Criscillis, Jr.
                                            -------------------------------
                                            Paul A. Criscillis, Jr.
                                            Chief Financial Officer



                           Address: 300 Galleria Parkway, Suite 1200 Atlanta, Georgia 30337
                                        Attn: Chief Financial Officer


                           Copy to: 300 Galleria Parkway, Suite 1200 Atlanta, Georgia 30337
                                        Attn: Corporate Secretary

                                        LENDER:

                                        SOUTHTRUST BANK, an Alabama banking
                                        corporation,


                                        By: /s/ William Harris
                                            ------------------------------------
                                            William Harris, Vice President

                           Address:     One Georgia Center
                                        600 West Peachtree Street, Suite 450
                                        Atlanta, GA 30308
                                        Attn: William Harris, Vice President